Deltacrypt Technologies Inc. Annual Financial Report July 31, 2005, 2004 and 2003

PETRIE RAYMOND CHARTERED ACCOUNTANTS L.L.P. 225 CREMAZIE BLVD. W. – SUITE 1000 MONTREAL (QUEBEC) H2M 1M2 TEL: (514) 342-4740 FAX: (514) 737-4049
September 19, 2005
Auditors' Report
To the shareholders of Deltacrypt Technologies Inc.:

We have audited the balance sheets of Deltacrypt Technologies Inc. as at July 31, 2005, 2004 and 2003 and the statements of operations, deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at July 31, 2005, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in accordance with Canadian generally accepted accounting principles.

/s/ Petrie Raymond Limited Liability Partnership Chartered Accountants

Deltacrypt Technologies Inc.						2

Statements of Operations
Year ended July 31	2005		2004		2003

			Restated		Restated

Sales	$105	554	$81	763	$6	868

Operating expenses
Salaries and fringe benefits, net of investment tax
credits and government grants of $60 825 in 2005,
$77 055 in 2004 and $73 110 in 2003	96	365	40	204	30	400
Subcontracting	7	792	10	588	9	179
Travelling expenses	21	166	29	121	4	790
Computer equipment for resale		-	3	755		-
Rent	12	000	12	000	11	000
Taxes and licences		-	5	043	2	591
Insurance	1	180	1	036	668
Maintenance and repairs	3	915	7	755	596
Telecommunications	5	857	4	765	9	645
Office expenses		-	7	161	1	847
Professional fees	6	807	3	893	3	608
Interest and bank charges	4	429	3	841	1	149
Depreciation on fixed assets	532		419		257

	160	043	129	581	75	730

Loss from operations	(54 489)		(47 818)		(68 862)

Consulting	18	534	43	938		-
Management fees		-		-	150	000
Interest revenues	130		3	552		-

	18	664	47	490	150	000

Income (loss) before income taxes	(35 825)		(328)		81	138

Income taxes
Payable		-		-	8	666
Recoverable from loss carry-forwards		-		-	(8 666)

		-		-		-

Net income (loss)	$(35 825) $		(328)		$81	138

Deltacrypt Technologies Inc.						3
Statements of Deficit
Year ended July 31	2005		2004		2003

			Restated		Restated
Balance at beginning of year
As previously reported	$(263	682)	$(209	924)	$(135	354)
Prior years adjustments (note 6)	(243	008)	(296	438)	(452	146)

As restated	(506	690)	(506	362)	(587	500)
Net income (loss)	(35	825)	(328)		81 138

Balance at end of year	$(542	515)	$(506	690)	$(506	362)

Deltacrypt Technologies Inc.						4

Balance Sheets
July 31	2005		2004		2003

			Restated		Restated

Current assets
Cash (note 3)	$378		$3	978	$367
Investment tax credits and government grants
receivable	60	021	63	611	118	599
Advances to the director, without interest		-	16	407		-
Advances to an employee, without interest		-	1	200	1	200

	60	399	85	196	120	166

Fixed assets
Computer equipment, at cost	3	011	3	011	1	416
Accumulated depreciation	1	769	1	237	818

	1	242	1	774	598

Total assets	$61	641	$86	970	$120	764

Current liabilities
Accounts payable and accrued liabilities (note 4)	$73	594	$68	241	$76	375
Advances from a shareholder of the parent company,
without interest	12	514	17	555		-
Advances from the parent company, without interest	8	258	6	864	49	751

	94	366	92	660	126	126

Shareholders’ equity (deficiency)
Capital stock (note 5)	509	790	501	000	501	000
Deficit	(542 515)		(506 690)		(506 362)

	(32 725)		(5 690)		(5 362)

Total liabilities and shareholders’ equity	$61	641	$86	970	$120	764

On behalf of the board
Director

Deltacrypt Technologies Inc.				5

Statements of Cash Flows
Year ended July 31	2005		2004	2003

			Restated	Restated

Operating activities
Net income (loss)	$(35 825) $		(328)	$81 138
Depreciation on fixed assets, an item not affecting cash
	532		419	257

	(35 293)		91	81 395
Changes in non-cash working capital items (note 10)	8	943	46 854	21 942

	(26 350)		46 945	103 337

Financing activities
Advances from the director	3	990	-	-
Advances from a shareholder of the parent company	(241)		17 555	(8 443)
Advances from the parent company	1	394	(42 887)	(89 893)
Advances from private companies		-	-	(5 253)

	5	143	(25 332)	(103 589)

Investing activities
Advances to the director	16	407	(16 407)	-
Advances to an employee	1	200	-	-
Additions to fixed assets		-	(1 595)	-

	17	607	(18 002)	-

Net increase (decrease) in cash	(3 600)		3 611	(252)

Cash at beginning of year	3	978	367	619

Cash at end of year	$378		$3 978	$367

Deltacrypt Technologies Inc.
6
Notes to Financial Statements July 31, 2005, 2004 and 2003
1. Incorporation

The Company is incorporated under the Canadian Business Corporations Act.

2. Accounting policies

Fixed assets

Depreciation on computer equipment is provided on the diminishing balance method at the rate of 30%.

Income taxes

The Company follows the liability method of accounting for income taxes. Under this method, future income taxes are determined using the difference between the accounting and tax bases of assets and liabilities using the substantively enacted tax rates and fiscal laws expected to be in effect when the differences reverse. Future income taxes are recognized when it is more likely than not that the assets will be realized.

Foreign exchange

The Company uses the temporal method to record its foreign currency transactions. Under this method, monetary items are translated at the rate of exchange in effect at the balance sheet date, non-monetary items are translated at the historical exchange rate while revenue and expenses are translated at the rate of exchange in effect on the dates they occur. Gains or losses resulting from these translations are reflected in the statement of operations.

Use of estimates

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from these estimates.

3. Cash	2005	2004		2003

Held in Canadian dollars	$54	$3	955	$49
Held in US dollars	324		23	318

	$378	$3	978	$367

Deltacrypt Technologies Inc.
7
Notes to Financial Statements July 31, 2005, 2004 and 2003
4. Accounts payable and accrued liabilities	2005		2004		2003

Trade accounts payable	$1	415	$5	844	$4	055
Accrued liabilities	4	300	4	396		-
Salaries and fringe benefits	59	677	42	404	61	289
Sales taxes	8	202	15	597	11	031

	$73	594	$68	241	$76	375

5. Capital stock

The Company is authorized to issue an unlimited number of class A, B, C, D, E, F, G, H and I shares of no par value with the following restrictions and privileges:

Class A:	Participating and voting;
Class B:	Participating, voting, convertible into class E shares on a 1 to 1 basis;
Class C:	Non-participating, voting, redeemable at stated value;
Class D:	Non-participating, voting, redeemable at stated value, with a non-cumulative dividend equal to the Company’s financial institution prime rate less 1%;
Class E:	Non-participating, non-voting, redeemable at stated value with a premium equal to the difference between market value of class E shares at conversion date and stated value, with a monthly non-cumulative dividend of 1% on the redemption price;
Class F:	Non-participating, non-voting, redeemable at stated value with a premium equal to the difference between market value of the consideration received for the issue and the total of the stated value and the market value of any goods given in payment, with a monthly non-cumulative dividend of 1% on the redemption price;
Class G:	Non-participating, non-voting, redeemable at stated value with a premium equal to the difference between market value of the consideration received for the issue and the total of the stated value and the market value of any goods given in payment, with a non-
cumulative dividend at the Company’s financial institution prime rate plus 1% on the redemption price;
Class H and I:	Non-participating, non-voting, redeemable at stated value, with an 8% non-cumulative dividend.

	2005	2004	2003

Outstanding
58 800 000 class A shares (50 010 000 in
2004 and 2003)	$509 790 $	501 000 $	501 000

During 2005, 8 790 000 class A shares were issued for a paid-up capital of $8 790 in consideration of the reduction of the advances from the director in the amount of $3 990 and a reduction of the advances from a shareholder of the parent company in the amount of $4 800.

Deltacrypt Technologies Inc.
8
Notes to Financial Statements July 31, 2005, 2004 and 2003
6. Prior years adjustments

In order to cancel the capitalization of development costs as well as their amortization and to correct the investment tax credits and other items, the balance of deficit as at August 1st, 2004, 2003 and 2002 has been increased by $243 008, $296 438 and $452 146 respectively. Additional effects of these changes are as follows:

	2004			2003

Decrease in operating expenses	$53	430		$155	708
Decrease in assets	$240	154		$296	438
Increase in liabilities	$2 854		$		-

7. Related party transactions

During the years 2005, 2004 and 2003, the rent was charged to the director. In addition, the management fees revenue for 2003 was billed to the parent company. These transactions, concluded in the ordinary course of business, are measured at the exchange amount which is the consideration established and agreed to by the parties.

8. Financial instruments

The Company’s financial instruments consist of cash, advances to an employee, accounts payable and accrued liabilities, advances to directors and to the parent company. The fair value of these financial statements approximates their carrying value due to their short-term nature.

9. Income taxes

For income tax purposes, the Company has loss carry-forwards which are available to reduce taxable income until 2015. The future income tax assets resulting from these loss carry-forwards have not been recorded in the accounts. These losses expire as follows:

	Federal			Provincial

2008	$109	000	$		-
2009	36	000		23	000
2014	46	000		73	000
2015	15	000		51	000

	$206	000		$147	000

The carrying value of fixed assets is less than its tax basis for an amount of $400 000. The future income tax asset resulting from this deductible temporary difference has not been recorded in the accounts.

Deltacrypt Technologies Inc.
9
Notes to Financial Statements July 31, 2005, 2004 and 2003
10. Statement of cash flows	2005	2004	2003

		Restated	Restated

Changes in non-cash working capital items
Current assets, decrease (increase)
Trade accounts receivable	$-	$-	$884
Investment tax credits and government grants
receivable	3 590	54 988	(47 329)
Current liabilities, increase (decrease)
Accounts payable and accrued liabilities	5 353	(8 134)	68 387

	$8 943	$46 854	$21 942

11. Reconciliation of Canadian GAAP to United States GAAP

These financial statements have been prepared in accordance with Canadian generally accepted accounting principles (“Canadian GAAP”) which are comparable to United States generally accepted accounting principles (“US GAAP”). Therefore the net loss as per US GAAP is the same as the net loss as per Canadian GAAP.